UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2007

FREEHAND SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-17963	11-2906904

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

95 First Street, Suite 200, Los Altos CA 94022
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (650) 941-0742

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

Effectiveness of Registration; Pending SEC Comments

          On August 29, 2007, FreeHand Systems International, Inc. (the “Company”) filed a registration statement on From 10-SB for the registration of its common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On October 29, 2007, the registration statement became effective by operation of Section 12(g)(1) of the Exchange Act.

          At the time the Company’s registration statement became effective, the Company was in the process of responding to comments issued by the Staff of the Securities and Exchange Commission (the “SEC Staff”) on the registration statement, as originally filed. The Company made a detailed submission in response to the SEC Staff’s comments, although it has not yet amended the registration statement, and the Company is presently awaiting the SEC Staff’s response to the Company’s submission. As a result of the ongoing review of the registration statement by the SEC Staff, the Company expects to file at least one amendment to the registration statement and such amendment or amendments will contain changes and modifications to the information in the registration statement, including the description of our business and other information, and the financial information, contained in the registration statement. Without limiting the generality of the foregoing, the Company notes in particular that the SEC Staff has commented on the assumptions used by the Company in determining the fair value of stock-based compensation pursuant to Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payment, and on the Company’s accounting for its issuance of common stock in exchange for rights to acquire the Company’s Series B Preferred Stock, as described in the registration statement. The Company believes that its valuation assumptions are correct and that it has properly accounted for the issuance of its common stock. However, there can be no assurance that the SEC Staff will accept the Company’s responses and will not require the Company to revise its consolidated financial statements with respect to such matters or other matters. The Company cautions holders of the Company’s securities and potential purchasers of its common stock that the revisions, if any, ultimately made to resolve the SEC Staff’s comments could be significant, and could have a material effect on the Company’s consolidated financial condition and results of operations as reported in the consolidated financial statements included in the registration statement.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 30, 2007	FREEHAND SYSTEMS INTERNATIONAL, INC.

	By:	/s/ Roy M. Avondet

Roy M. Avondet
Chief Financial Officer